Provisions (Policies)	12 Months Ended
Jun. 30, 2018
Income tax expense

Key judgements and estimates

Income tax classification

The Group’s accounting policy for taxation, including royalty-related taxation, requires management’s judgement as to the types of arrangements considered to be a tax on income in contrast to an operating cost.

Deferred tax

Judgement is required to determine the amount of deferred tax assets that are recognised based on the likely timing and the level of future taxable profits. The Group assesses the recoverability of recognised and unrecognised deferred taxes, including losses in Australia, the United States and Canada on a consistent basis, using assumptions and projected cash flows as applied in the Group impairment process for associated operations.

Deferred tax liabilities arising from temporary differences in investments, caused principally by retained earnings held in foreign tax jurisdictions, are recognised unless repatriation of retained earnings can be controlled and is not expected to occur in the foreseeable future.

Uncertain tax matters

Judgements are required about the application of income tax legislation and its interaction with income tax accounting principles. These judgements are subject to risk and uncertainty, hence there is a possibility that changes in circumstances will alter expectations, which may impact the amount of deferred tax assets and deferred tax liabilities recognised on the balance sheet and the amount of other tax losses and temporary differences not yet recognised.

Where the final tax outcomes are different from the amounts that were initially recorded, these differences impact the current and deferred tax provisions in the period in which the determination is made.

Measurement of uncertain tax and royalty matters considers a range of possible outcomes, including assessments received from tax authorities. Where management is of the view that potential liabilities have a low probability of crystallising, or it is not possible to quantify them reliably, they are disclosed as contingent liabilities (refer to note 32 ‘Contingent liabilities’).

US tax reform

As per note 2 ‘Exceptional items’, the impact of the TCJA has been included in the Financial Statements. The TCJA includes a number of complex provisions, the application of which are potentially subject to further implementation and regulatory guidance, and possible elections. Judgements are required about the application of the TCJA and its interaction with income tax accounting principles.

The Group has made preliminary determinations, based on currently available implementation guidance. However, judgements made are subject to risk and uncertainty, hence there is a possibility that changes in circumstances or future regulatory guidance may alter the judgements made, which may potentially impact the amount of deferred or current taxes recognised on the balance sheet and the amount of other tax balances not yet recognised.

The significant judgements and estimates include:

•

The TCJA requires mandatory deemed repatriation of post-1986 undistributed earnings and profits from specific non-US subsidiaries. In assessing the potential tax charge, the Group has made certain assumptions as to offsets available under the TCJA, including the use of available foreign tax credits to partially offset the deemed repatriation tax liability.

•

The US will continue to tax foreign income from partnerships on a worldwide basis with the ability to offset US tax liabilities on foreign earnings with a credit for taxes paid in foreign jurisdictions. The reduction in the US corporate tax rate and the revised differential in tax rates with other jurisdictions impacts the forecasted utilisation of these foreign tax credits. The Group has made certain assumptions as to the utilisation of available foreign tax credits based on an assessment of probable future US income tax.

Where further clarifying regulatory guidance is issued, this may potentially impact the assumptions made and result in a different outcome.

Inventories

Key judgements and estimates

Accounting for inventory involves the use of judgements and estimates, particularly related to the measurement and valuation of inventory on hand within the production process. Certain estimates, including expected metal recoveries and work in progress volumes, are calculated by engineers using available industry, engineering and scientific data. Estimates used are periodically reassessed by the Group taking into account technical analysis and historical performance. Changes in estimates are adjusted for on a prospective basis.

Property, plant and equipment

Key judgements and estimates

Exploration and evaluation expenditure results in certain items of expenditure being capitalised for an area of interest where it is considered likely to be recoverable by future exploitation or sale, or where the activities have not reached a stage that permits a reasonable assessment of the existence of reserves. This policy requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established. These estimates and assumptions may change as new information becomes available. If, after having capitalised the expenditure under the policy, a judgement is made that recovery of the expenditure is unlikely, the relevant capitalised amount will be written off to the income statement.

Key judgements and estimates

Development activities commence after project sanctioning by the appropriate level of management. Judgement is applied by management in determining when a project is economically viable. In exercising this judgement, management is required to make certain estimates and assumptions as to future events and circumstances, including reserve estimates, existence of an accessible market and forecast prices and cash flows. Estimates and assumptions may change as new information becomes available. If, after having commenced the development activity, a judgement is made that a development asset is impaired, the appropriate amount will be written off to the income statement.

Key judgements and estimates

The identification of components of an ore body, as well as estimation of stripping ratios and mineral reserves by component require critical accounting judgements and estimates to be made by management. Changes to estimates related to life-of-component waste-to-ore (or mineral contained) strip ratios and the expected ore production from identified components are accounted for prospectively and may affect depreciation rates and asset carrying values.

Key judgements and estimates

The estimation of useful lives, residual values and depreciation methods requires significant management judgement and is reviewed annually. Any changes to useful lives may affect prospective depreciation rates and asset carrying values.

The table below summarises the principal depreciation methods and rates applied to major asset categories by the Group.

Category	Buildings	Plant and equipment	Mineral rights and petroleum interests	Capitalised exploration, evaluation and development expenditure
Typical depreciation methodology	SL	SL	UoP	UoP

Depreciation rate	25-50 years	3-30 years	Based on the rate of depletion of reserves	Based on the rate of depletion of reserves

Impairment of non-current assets

Recognition and measurement

Impairment tests for all assets are performed when there is an indication of impairment, although goodwill is tested at least annually. If the carrying amount of the asset exceeds its recoverable amount, the asset is impaired and an impairment loss is charged to the income statement so as to reduce the carrying amount in the balance sheet to its recoverable amount.

Previously impaired assets (excluding goodwill) are reviewed for possible reversal of previous impairment at each reporting date. Impairment reversal cannot exceed the carrying amount that would have been determined (net of depreciation) had no impairment loss been recognised for the asset or cash generating units (CGUs). There were no reversals of impairment in the current or prior year.

How recoverable amount is calculated

The recoverable amount is the higher of an asset’s fair value less cost of disposal (FVLCD) and its value in use (VIU). For the purposes of assessing impairment, assets are grouped at the lowest levels for which there are separately identifiable cash flows.

Valuation methods

Fair value less cost of disposal

FVLCD is an estimate of the amount that a market participant would pay for an asset or CGU, less the cost of disposal. Fair value for mineral and petroleum assets is generally determined using independent market assumptions to calculate the present value of the estimated future post-tax cash flows expected to arise from the continued use of the asset, including the anticipated cash flow effects of any capital expenditure to enhance production or reduce cost, and its eventual disposal where a market participant may take a consistent view. Cash flows are discounted using an appropriate post-tax market discount rate to arrive at a net present value of the asset, which is compared against the asset’s carrying value.

Value in use

VIU is determined as the present value of the estimated future cash flows expected to arise from the continued use of the asset in its present form and its eventual disposal. VIU is determined by applying assumptions specific to the Group’s continued use and cannot take into account future development. These assumptions are different to those used in calculating FVLCD and consequently the VIU calculation is likely to give a different result (usually lower) to a FVLCD calculation.

Key judgements and estimates

In determining the recoverable amount of assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax cash flows. These estimates require significant management judgement and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.

Intangible assets

Key judgements and estimates

Determining the recoverable amount of intangible assets may require significant management judgement. If a judgement is made that recovery of previously capitalised intangible mineral lease assets is unlikely, the relevant amount will be written off to the income statement. This requires management to make certain estimates and assumptions as to future events and circumstances, in particular whether an economically viable extraction operation can be established.

Where indicators of impairment exist for intangible assets, in the absence of quoted market prices, estimates are made regarding the present value of future post-tax cash flows. These estimates require significant management judgement and are subject to risk and uncertainty that may be beyond the control of the Group; hence, there is a possibility that changes in circumstances will materially alter projections, which may impact the recoverable amount of assets at each reporting date. The estimates are made from the perspective of a market participant and include prices, future production volumes, operating costs, tax attributes and discount rates.

Closure and rehabilitation provisions

Key judgements and estimates

The recognition and measurement of closure and rehabilitation provisions requires the use of significant judgements and estimates, including, but not limited to:

•	the extent (due to legal or constructive obligations) of potential activities required for the removal of infrastructure and rehabilitation activities;

•	costs associated with future rehabilitation activities;

•	applicable real discount rates;

•	the timing of cash flows and ultimate closure of operations.

Rehabilitation activities are generally undertaken at the end of the production life at the individual sites. Remaining production lives range from 2-127 years with an average for all sites, weighted by current closure provision, of approximately 29 years. A 0.5 per cent decrease in the real discount rates applied at 30 June 2018 would result in an increase to the closure and rehabilitation provision of US$604 million, an increase in property, plant and equipment of US$524 million in relation to operating sites and an income statement charge of US$80 million in respect of closed sites. In addition, the change would result in an increase of approximately US$46 million to depreciation expense and an immaterial reduction in net finance costs for the year ending 30 June 2019.

Estimates can also be impacted by the emergence of new restoration techniques and experience at other operations. These uncertainties may result in future actual expenditure differing from the amounts currently provided for in the balance sheet.

Samarco dam failure [member]
Significant events

Key judgements and estimates

The measurement of the provision requires the use of significant judgements, estimates and assumptions.

The provision reflects the estimated remaining costs to complete Programs under the Framework Agreement, of which 65 per cent are expected to be incurred by December 2020.

The provision may be affected by factors including, but not limited to:

•

potential changes in scope of work and funding amounts required under the Framework Agreement including the impact of the decisions of the Interfederative Committee along with further technical analysis and community participation required under the Preliminary Agreement and Governance Agreement;

•	the outcome of ongoing negotiations with State and Federal Prosecutors;
•	actual costs incurred;
•	resolution of uncertainty in respect of operational restart;
•	updates to discount and foreign exchange rates;
•	resolution of existing and potential legal claims;
•	the status of the Framework Agreement and the renegotiation process established in the Governance Agreement.

Given these factors, future actual expenditures may differ from the amounts currently provided and changes to key assumptions and estimates could result in a material impact to the provision in future reporting periods.